UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2025

QUINCE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38890	90-1024039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard, Suite 273 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(415) 910-5717

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	QNCX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Quince Therapeutics, Inc. (the “Company”) hosted a Virtual Investor Day on October 2, 2025 (“Investor Day”). In connection with Investor Day, the Company displayed a slide deck (“Investor Day Presentation”). At slide 57 of the Investor Day Presentation, Quince stated the following regarding IntraBio Inc.’s Phase 2 study for N-acetyl-L-leucine (“NALL”) in patients with ataxia-telangiectasia (the “IntraBio Phase 2 Study”): “Unknown efficacy in A-T; failed Phase 2 A-T study across all endpoints.” (“Quince’s Statement”). Quince’s Statement has been removed from the Investor Day Presentation and the accompanying video on YouTube. Investors should not rely on Quince’s Statement.

Quince’s Statement was based on an article regarding NALL that appears in the European Journal of Paediatric Neurology titled “Efficacy and safety of N-acetyl-L-leucine in patients with ataxia telangiectasia: A randomized, double-blind, placebo-controlled, crossover clinical trial” (“EJPN Article”); European Journal of Paediatric Neurology 50 (2024) 57–63 (https://www.ejpn-journal.com/article/S1090-3798(24)00055-2/abstract). The EJPN Article is not a publication based upon the IntraBio Phase 2 Study; rather, the EJPN Article relates to a single-site study of the efficacy and safety of NALL in patients with ataxia telangiectasia and states, in relevant part, that: (1) “Although patients’ nausea and constipation were improved, the results failed to reveal any significant benefits of NALL treatment on ataxia symptoms”; and (2) “Despite improvements in some symptoms, NALL intervention failed to improve motor function significantly”.

To the best of Quince’s knowledge, the EJPN Article is the only peer-reviewed publication relating to a Phase 2 efficacy study of NALL in A-T treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINCE THERAPEUTICS, INC.

Date: October 17, 2025	By:	/s/ Dirk Thye
	Name:	Dirk Thye
	Title:	Chief Executive Officer and Chief Medical Officer